CO PY RI GH T © A BC EL LE RA NOVEMBER 4, 2024 Q3 2024 BUSINESS UPDATE

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. DISCLAIMER This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. 2 CO PY RI GH T © A BC EL LE RA

Q3 2024 UPDATE We are executing on our key priorities. Strategic Partnerships Building on co-development collaborations Moved into new headquarters, which was initiated in 2020 Engine & Capabilities Clinical Trial Application (CTA) for ABCL635 anticipated in Q2 2025 Internal Programs & Pipeline Clinical Trial Application (CTA) for ABCL575 anticipated in Q2 2025 Advancing portfolio of programs in discovery, including wholly-owned and 50/50 co-development programs In the final stages of building our capabilities and facilities including: our GMP manufacturing facility and expansion of our core team for translational science and clinical operations Engaging with existing and new partners on our TCE platform

4 CO PY RI GH T © A BC EL LE RA Q3 2 02 4 Bu si ne ss U pd at e Q3 2024 FINANCIALS UPDATE

5 CO PY RI GH T © A BC EL LE RA Q3 2 02 4 Bu si ne ss U pd at e in total cash, cash equivalents, & marketable securities cumulative partner-initiated program starts with downstreams internal programs advanced into IND-enabling studies ~$670M 95 2 molecules in the clinic14 in available liquidity to execute on our strategy~$875M Continued progress on key business metrics and a strong cash position. Draft. Master in separate Financial Slides file. Draft.

6 CO PY RI GH T © A BC EL LE RA Q3 2 02 4 Bu si ne ss U pd at e PARTNER-INITIATED PROGRAM STARTS WITH DOWNSTREAMS Cumulative # of MOLECULES IN THE CLINIC Cumulative # of Note: Showing year-end figures, except for most-recent quarter. Historical results are not necessarily indicative of future results. Notable Updates on Molecule This Quarter’s Update ABD-147 New: received orphan-disease designation Continuing portfolio growth. Draft.

7 CO PY RI GH T © A BC EL LE RA Q3 2 02 4 Bu si ne ss U pd at e Operating expenses reflect ongoing investments, predominantly in R&D; partly offset by $7M in revenue. Operating Expenses USDRevenue USD Post-production ❑ Move “Q” labels down Draft. Master in separate Financial Slides file.

8 CO PY RI GH T © A BC EL LE RA Q3 2 02 4 Bu si ne ss U pd at e Net loss of $51M; equivalent to ($0.17) per share (basic & diluted). Earnings USD Post-production ❑ Move “Q” labels down Draft. Master in separate Financial Slides file.

9 CO PY RI GH T © A BC EL LE RA Q3 2 02 4 Bu si ne ss U pd at e Approximately $670M in total cash, equivalents, and marketable securities. Cash Flows USD * Restricted cash (including restricted cash in other assets) Post-production ❑ Fit labels in segments where possible Draft. Master in separate Financial Slides file.

10 CO PY RI GH T © A BC EL LE RA Q3 2 02 4 Bu si ne ss U pd at e THANK YOU